UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

Dover Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange
3.500% Notes due 2033	DOV 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2026, Dover Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders:

(1)	elected nine directors,

(2)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026,

(3)

approved, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”) as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting, and

(4)	rejected a shareholder proposal requesting an independent board chair.

The voting results for each such proposal are reported below.

1.	To elect nine directors:

	For	Against	Abstained	Broker Non-Votes
Deborah L. DeHaas	113,697,705	1,492,992	217,595	8,808,837
H. John Gilbertson, Jr.	109,370,509	5,879,670	158,113	8,808,837
Kristiane C. Graham	111,672,235	3,576,971	159,086	8,808,837
Marc A. Howze	114,925,878	320,852	161,562	8,808,837
Michael Manley	114,892,368	357,746	158,178	8,808,837
Danita K. Ostling	113,176,985	2,004,784	226,523	8,808,837
Eric A. Spiegel	114,891,742	354,049	162,501	8,808,837
Richard J. Tobin	111,088,335	3,877,988	441,969	8,808,837
Keith E. Wandell	111,375,115	3,871,759	161,418	8,808,837

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026:

For	Against	Abstained	Broker Non-Votes
116,228,921	7,847,535	140,673	—

3.	To approve, on an advisory basis, the compensation of the Company’s NEOs:

For	Against	Abstained	Broker Non-Votes
107,087,961	8,026,009	294,322	8,808,837

4. To consider a shareholder proposal requesting an independent board chair:

For	Against	Abstained	Broker Non-Votes
41,420,407	73,601,678	386,207	8,808,837

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary